 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

NEWMARKET CORPORATION
(Exact name of registrant as specified in its charter)

Virginia		1-32190	20-0812170
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

330 South Fourth Street
Richmond,	Virginia		23219
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 788-5000

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, with no par value	NEU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 16, 2024, NewMarket Corporation, a Virginia corporation (the Company), filed a Current Report on Form 8-K (the Original Form 8-K) to announce the completion of its acquisition of all issued and outstanding ownership units of AMPAC Intermediate Holdings, LLC (AMPAC), the ultimate parent company of American Pacific Corporation, from Coyote Ultimate Holdings, LLC (Coyote) pursuant to the Securities Purchase Agreement entered into by the Company, Coyote and AMPAC on December 1, 2023 (the Transaction).
This amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such item. This amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and AMPAC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01.     Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of AMPAC, as of and for the year ended September 30, 2023, and the accompanying notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries (including AMPAC) as of and for the year ended December 31, 2023 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)Exhibits

Exhibit 23	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	Audited consolidated financial statements of AMPAC, as of and for the year September 30, 2023, and the accompanying notes
Exhibit 99.2	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries (including AMPAC) as of and for the year ended December 31, 2023
Exhibit 104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 28, 2024

NEWMARKET CORPORATION

By:	/s/ William J. Skrobacz
William J. Skrobacz
Vice President and Chief Financial Officer